UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020 (August 13, 2020)

FRONT YARD RESIDENTIAL CORPORATION

(Exact name of Registrant as specified in its charter)

MARYLAND	001-35657	46-0633510
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Altisource Asset Management Corporation

5100 Tamarind Reef

Christiansted, United States Virgin Islands 00820

(Address of principal executive offices including zip code)

(340) 692-0525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 13, 2020, Front Yard Residential Corporation (“Front Yard” or the “Company”) entered into a Termination and Transition Agreement (the “Termination Agreement”) with Front Yard Residential L.P. (“FYR LP”) and Altisource Asset Management Corporation (“AAMC”) to terminate that certain Amended and Restated Asset Management Agreement, dated as of May 7, 2019 (the “AMA”), by and among the Company, FYR LP and AAMC, and to provide for a transition plan to facilitate the internalization of the Company’s asset management function (the “Transition Plan”).

Pursuant to the terms of the Termination Agreement, effective on the date that the parties mutually agree that the Transition Plan has been satisfactorily completed (which will be no later than February 9, 2021,) (the “Termination Date”), the Asset Management Agreement will be terminated in its entirety.

In connection with the Termination Agreement, the Company will pay AAMC an aggregate termination fee (the “Termination Fee”) of $46,000,000, with payments consisting of $15,000,000 in cash payable within two business days after the execution of the Termination Agreement, $15,000,000 in cash payable on the Termination Date and $16,000,000 in cash or common stock of the Company (“Common Stock”), at the Company’s election, payable on the Termination Date. During the transition period, the Company will continue to pay AAMC the base management fee provided for in the AMA (equal to $3,584,000 per quarter as contemplated by the AMA) and a pro rata portion of the base management fee for any partial calendar quarter during such period, until such time as Front Yard determines that the transition has been completed. The incentive fee provided for in the AMA will not be due or payable to AAMC under any circumstances, unless earned by AAMC in the period between the date of the execution of the Termination Agreement and the Termination Date.

In addition, in connection with the internalization, Front Yard will acquire, at its election, either the equity interests or assets of AAMC’s Indian subsidiary, the equity interests of AAMC’s Cayman Islands subsidiary, the right to solicit and hire designated AAMC employees that currently oversee the management of Front Yard’s business and other assets of AAMC that are used in connection with the operation of Front Yard’s business (the “Acquired Assets”). The aggregate purchase price (the “Purchase Price”) for the Acquired Assets is $8,200,000, with payments consisting of $3,200,000 in cash payable within two business days after the execution of the Termination Agreement and $5,000,000 in cash or Common Stock, at the Company’s election, payable on the Termination Date.

For any portion of the Termination Fee or Purchase Price that is paid in Common Stock, the value of each share of Common Stock will be the volume-weighted average share price, as determined by reference to a Bloomberg terminal, of Common Stock for the five business days immediately preceding the date on which such portion is actually paid. In addition, for any portion of the Termination Fee or Purchase Price that is paid in Common Stock, AAMC has agreed to vote any such shares of Common Stock in accordance with recommendations of the Company’s board of directors for a period of one year following the Termination Date.

The Termination Agreement contains various covenants, including, among others, that until the Termination Date, AAMC will (i) perform their obligations under the AMA and manage the business of the Company and its subsidiaries in the ordinary course of business consistent with past practice, except as otherwise directed by the board of directors of the Company in accordance with the AMA, (ii) comply in all respects with the terms of the AMA, (iii) continue to operate the Acquired Assets in the ordinary course of business consistent with past practice, (iv) so long as the Termination Date has occurred on or before November 11, 2020, make no changes to any of its officers or employees that dedicate at least 50% of their time (such officers and employees, “RESI Personnel”) to providing services to the Company and its subsidiaries, in each case, without the prior written consent of the Company, (v) not require that RESI Personnel dedicate time to matters unrelated to the management of the Company and its subsidiaries that would interfere with such RESI Personnel’s ability to provide substantially the same level of services to the Company and its subsidiaries as provided by such RESI Personnel prior to the date of the Termination Agreement (as reasonably determined in good faith by the Company) without the prior written consent of the Company, and (vi) refrain from terminating, entering into, amending or modifying any material contract related to the business of the Company and its subsidiaries without the prior written consent of the Company or as contemplated by the Transition Plan.

AAMC has agreed to immediately reinstate George Ellison and Robin Lowe in their roles as co-Chief Executive Officer and Chief Financial Officer of AAMC, respectively, and reinstate their base compensation retroactively from June 9, 2020.

The foregoing description of the Termination Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

In the event the Company elects to make the Termination Fee payment of $16,000,000 (or any portion thereof) in Common Stock on the Termination Date to AAMC (see Termination Fee above), or the Purchase Price payment of $5,000,000 (or any portion thereof) in Common Stock on the Termination Date to AAMC (see Purchase Price above), the Company will rely on the exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. AAMC is a public company listed on the New York Stock Exchange.

Item 7.01 Regulation FD Disclosure.

On August 14, 2020, the Company issued a press release announcing the Company’s entry into the Termination Agreement, a copy of which is attached hereto and furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index, incorporated herein by reference

Exhibit Index

Exhibit No.	Description

10.1	Termination and Transition Agreement, dated as August 13, 2020, by and among Front Yard Residential Corporation, Front Yard Residential L.P. and Altisource Asset Management Corporation.

99.1	Press Release of Front Yard Residential Corporation, dated August 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Front Yard Residential Corporation

Date: August 14, 2020	By:	/s/ Robin N. Lowe
Name: Robin N. Lowe
Title: Chief Financial Officer